UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 6, 1999


                     Commission file number 000-30234


                      MILLENNIUM PLASTICS CORPORATION
                       formerly, Aurora Corporation
            (Exact name of registrant as specified in charter)


     Nevada                                       88-0422242
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     5631 S. Pecos Rd.,
     Las Vegas, Nevada                            89120
     (Address of Principal Executive Office)      (Zip Code)

                              (702) 454-2121
           (Registrant's Telephone Number, Including Area Code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a)   Pursuant  to  an  Agreement and Plan  of  Merger,  (the  "Merger
Agreement"), dated as of November 23, 1999 between Millennium Plastics Corporation, ("Millennium"), a Nevada corporation, and Graduated Plastics, Inc., ("Graduated Plastics"), a Nevada corporation, all of the outstanding shares of common stock of Graduated Plastics were exchanged for 6,750,000 shares of common stock of Millennium in a transaction in which Millennium was the surviving corporation.

     On December 3, 1999, Graduated Plastics stockholders assigned, transferred and delivered to Millennium one hundred percent (100%) of the issued and outstanding stock of Graduated Plastics in exchange for 6,750,000 shares of Millennium's $0.001 par value restricted common stock, which represents approximately twenty-eight percent (28%) of the issued and outstanding stock of Millennium. The Graduated Plastics stock was free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims or any kind, nature or description. As soon as practicable after to the date of this filing, assuming the Graduated Plastics stockholders have delivered all of the certificates representing the 100% ownership of Graduated Plastics and an exemption from the registration provisions of Section 5 of the Securities Act of 1933 is available for the issuance of Millennium's stock, the Graduated Plastics stockholders shall be entitled to receive a certificate(s) evidencing shares of the exchanged Millennium stock as provided for in the Merger Agreement. Pursuant to the Merger Agreement, Millennium became the surviving corporation and Graduated Plastics was dissolved.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Graduated Plastics and its stockholders on November 22, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Millennium on November 23, 1999. The Articles of Merger were filed on December 6, 1999.

     At  the  Closing of the Merger, the current officers and directors  of
Millennium   Plastics  submitted  their  resignations  and  appointed   the
following officers and directors:

Paul T. Branagan     President, Secretary/Treasurer and Director
William E. Lennon    Vice President of Product Development and Director
James L. Arnold      Vice President of Operations and Director
Donato Grieco        Director

     A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of Millennium's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                               Amount of Common          Percent of
                              Stock Beneficially        Common Stock
Name                               Owned (1)        Beneficially Owned(2)
Paul T. Branagan                    350,000                  1%
William E. Lennon                   120,000                  1%
James L. Arnold                      50,000                  0%
Donato Grieco                       100,000                  0%

(1) Based upon 23,850,000 outstanding shares of common stock (subsequent to the merger).
(2) Assumes exercise of warrants, options or other rights to purchase securities held by the named stockholder exercisable within six months of the date hereof.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the Merger Agreement was negotiated between Graduated Plastics and Millennium.

BUSINESS

     Millennium Plastics Corporation ("Millennium" or the "Company") was incorporated in the State of Nevada. Millennium, through its merger with Graduated Plastics Corporation, acquired the United States patent rights to new and innovative polymer and coating technology invented in 1995 by Solplax Ltd. of Ireland. International patent attorneys in Europe and the United States have confirmed that the patent is comprehensive and durable, having been written by the developers of the technology and a scientific team with specialization in PVA polymers. Independent evaluations carried out in London, and Trinity College of Dublin have also endorsed these conclusions.

     The plastics which have been developed have the unique and very marketable characteristic of dissolving in water and leaving only non-toxic water and atmospheric gases. Public perception and governmental pressures for plastics which are environmentally friendly are projected to propel the commercial demand for this product.

Product Chemistry and Characteristics

     The new plastic product, termed Solplax, has its technological basis in an improved method for the manufacture of thermoplastic polyvinyl alcohol (PVA) in combination with other approved food grade additives which are commonly used in commercial and consumer plastic products. Because all of the individual components in Solplax formulations have been in commercial and consumer products for so long, their physical properties and impacts (actual or potential) on the environment have been globally researched and assessed. These components have uniformly been found to be safe, non-toxic and environmentally friendly. The chemical and biological interaction of PVA is therefore well understood and a wide range of reference documents dating back to the 1940's are available for consultation.

     All plastic products manufactured with Solplax polymers are, and will be, entirely biodegradable when disposed of through landfill or into the wider environment. In the biodegradation process, the Solplax plastic decomposes entirely into environmentally benign substances: water (H20), gas (C02) and air (02) - the molecules necessary for photosynthesis in plants. Articles made from Solplax polymers will biodegrade within a chemically pre-set time frame (several weeks). At the time of disposal, the article need only to be brought into contact with either hot or cold water depending on the basic materials chosen to cause it to dissolve. In about four weeks the dissolved plastic would undergo total biodigestion to carbon dioxide and water, leaving no residues in the environment.

     Pure PVA rapidly degrades in contact with water or moisture which would render it useless for typical industrial, consumer, food and medical uses. Therefore, Solplax is coated with a PVA polymer having novel properties. The patented Solplax process bonds a special coating to one or both sides of the PVA film. This coating makes the overall product impervious to liquid dissolution for its desiped-product lifetime. Solplax base polymers offer clients an attractive range of specifications which can be tailored to their planned end use or product application. Chemists can vary the "recipe" for polymers using different combinations and ratios of seven basic constituent ingredients to manufacture eight similar, but different, polymers, which process distinctive characteristics. This allows the granular polymer that is produced to be specifically tailored to the end-use product which will be manufactured from it. The characteristics which are common to all of the Solplax polymers include:

     Water resistance until dissolution is required;
     Excellent barrier to most odors and non-aqueous liquids;
     Excellent characteristics for heat-sealing applications;
     Patented time-controlled degrading process;
     and Non-toxic, non-carcinogenic and fully biodigestible.

Solplax Manufacturing and Product Applications

    The Solplax polymers can be produced on generic production machinery and production scaled-up efficiently and economically. The Solplax plastics can be fabricated into articles using known, standard manufacturing processes (e.g., blow molding, injection molding, and cast extrusion) with no risk of thermal degradation.

    The Solplax family of biodegradable plastic polymers have different physical properties and can be used to produce a variety of disposable items, ranging from gossamer shrouds for clothing to firm eating utensils. These also include, amongst many other items; diaper liners, slow release fertilizer pellets, dry goods containers, garbage and compost bags, golf tees, a wide variety of packaging products, shot gun ammunition wadding, swizzle sticks and yokes for beverage cans. Major market sectors who are projected to have a high level of interest in the use of Solplax products include the retail food and beverage industry, food packaging industry, and the military.

Marketing Approach

    Plastic products are essential and pervasive in the functioning of modern societies - even in the least economically developed countries. As the use of plastic products, and the resulting mountains of plastic waste grow inexorably, the challenge facing producers, consumers and governments is to find ways to reduce the rate of growth of the "mountains" as well as to find safe, practical methods for disposal of the plastic waste that does accumulate. Because Solplax is degraded and rendered into harmless by-products (dispersed water and C02) and non-toxic organic residues, it is well positioned to play a constructive and profitable role as these problems are faced by the responsible government authorities, and concerned manufacturers and consumers.

Personnel and Management

      Officers and Directors and Key Personnel. The following information sets forth the names of the officers and directors of the Company, their present positions with the Company and certain biographical information.

            NAME                          POSITION
Paul T. Branagan             President, Secretary/Treasurer and Director
William E. Lennon            Vice President of Product Development and Director
James L. Arnold              Vice President of operation and Director
Donato Grieco                Director

     Paul T. Branagan (age 56) is the President, Secretary/Treasurer and a member of the Board of Directors of the Company. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada.

     William E. Lennon (age 54) is the Vice President of Development and a member if the Board of Directors of the Company. Mr. Lennon was on the Dean of Students' staff at DePauw University. After leaving DePauw he became the Chairman of the Business Department at Davenport College. Mr. Lennon is presently the CEO and founder of F & L Investment Corporation.

     James L. Arnold (age 66) is the Vice President of Operations and a member of the Board of Directors of the Company. Mr. Arnold graduated from Northeastern University with a B.S. in industrial engineering. From 1997 to the present he has worked as a management consultant. From 1993 until 1997, Mr. Arnold served as President and CEO of Ebtron, Inc.

     Donato A. Grieco (age 64) is a member of the Board of Directors of the Company. Mr. Grieco holds a B.S. in Business & Engineering Administration from the Massachusetts Institute of Technology of Cambridge, Massachusetts. Since 1986, Mr. Grieco has been Vice-President of Mollenberg-Betz, Inc. of Buffalo, New York, a major contractor in the mechanical construction industry, specializing in refrigeration, air conditioning, heating, and industrial process piping systems. Primarily responsible for project cost estimating, along with vendor and sub-contractor soliciting, leading to total project bid presentations.

Executive Compensation

     The officers and directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. At present, the Company's Bylaws provide for not less than two nor more than seven directors. Currently, there are five directors of the Company. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of stockholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

Property

     Millennium Plastics maintains its administrative offices at 5631 S. Pecos Rd., Las Vegas 89120 under an annual lease of $7,000 per month for approximately 6,000 square feet.

Litigation

     There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

Description of Securities

     The Company has an authorized capitalization of 50,000,000 shares of common stock, $.001 par value per share. As a result of the Merger the Company has 23,850,000 shares of common stock issued and outstanding.

MARKET FOR MILLENNIUM PLASTICS SECURITIES

     Millennium  is  a  reporting  publicly traded  company.   Millennium's
common  stock  is  traded on the NASD OTC Bulletin Board under  the  symbol
MPCO.

RISK FACTORS

     Competition from larger and more established companies may hamper marketability. Millennium may face intense competition from similar, more well established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than Millennium. Millennium may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

     Issuance of future shares may dilute investors share value. The Articles of Incorporation as amended of Millennium authorizes the issuance of 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing stockholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Millennium Plastics. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

     Current trading market for the Company's securities. Millennium's common stock is traded on the OTC Bulletin Board operated by NASD under the symbol MPCO. Millennium (previously Aurora Corp did file a registration statement with the Securities and Exchange Commission and has been a reporting company under the Securities Exchange Act of 1934.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     At the Closing of the Merger, the current officers and directors of Millennium Plastics submitted their resignations and appoint the following officers and directors:

Paul T. Branagan    President, Secretary/Treasurer and Director
William E. Lennon   Vice President of Product Development and Director
James L. Arnold     Vice President of Operations and Director
Donato Grieco       Director

ITEM 7.     FINANCIAL STATEMENTS

Financial statements of Graduated Plastics Corporation are filed herewith.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1* Agreement and Plan of Merger between Millennium Plastics Corporation and Graduated Plastics Corporation.

1.2* Articles of Merger between Millennium Plastics Corporation and
     Graduated Plastics Corporation.

1.3* Amended and Restated Articles of Incorporation for Millennium Plastics
     Corporation.

1.4* Graduated Plastics Corporation Audited Financials Pre Merger

1.5* Patent Assignment and Royalty Agreement
______
* To be filed by amendment

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MILLENNIUM PLASTICS
CORPORATION

                                                  By /s/ Paul T. Branagan
                                                    Paul T. Branagan,
                                                       President


Date: December 6, 1999